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                                                     EXHIBIT 5
                                             AGREEMENT OF JOINT FILING

The undersigned agree that the foregoing Statement on Schedule 13D is being filed with the Commission on behalf of each of the undersigned pursuant to Rule 13d-1(k).

Dated:  October 28, 2002




                           ENERGY FUND II GP, LLC

                           By:  /s/ John MacWilliams
                               --------------------------------------------
                               Authorized Signatory


                           BEACON ENERGY INVESTORS II, LP

                           By:  Energy Fund II GP, LLC

                                By:  /s/ John MacWilliams
                                    ---------------------------------------
                                    Authorized Signatory


                           THE BEACON GROUP ENERGY INVESTMENT FUND II, L.P.

                           By:  Beacon Energy Investors II, LP
                                By:  Energy Fund II GP, LLC

                                     By:  /s/ John MacWilliams
                                         ----------------------------------
                                         Authorized Signatory


                           CGG INVESTORS LLC

                           By:  The Beacon Group Energy Investment Fund II, L.P.
                                By:  Beacon Energy Investors II, LP
                                     By:  Energy Fund II GP, LLC

                                          By:  /s/ John MacWilliams
                                              -----------------------------
                                              Authorized Signatory


                           GF LTD. TRANSACTION PARTNERSHIP, L.P.

                           By:  Beacon Energy Investors II, LP
                                By:  Energy Fund II GP, LLC

                                     By:  /s/ John MacWilliams
                                         ----------------------------------
                                         Authorized Signatory